File No. 33-87762
                                                              File No. 811-08918

                                JANUARY 26, 2000
                            SUPPLEMENT TO PROSPECTUS
                          DATED NOVEMBER 16, 1999, FOR
                           THE HIRTLE CALLAGHAN TRUST

THE SMALL CAPITALIZATION EQUITY PORTFOLIO. Frontier Capital Management Company ("Frontier") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Frontier receives a fee based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.45%. Frontier, the principal offices of which are located at 99 Summer Street, Boston, Massachusetts 02110, was established in 1980. On January 18, 2000, Affiliated Managers Group, Inc. ("AMG") completed its previously announced investment ("AMG Transaction") in Frontier Capital Management, LLC ("Frontier"). This transaction was considered by the Board of Trustees of the Trust on November 5, 1999, and by the shareholders of The Small Capitalization Equity Portfolio on December 16, 1999. Also approved at such meetings was a new portfolio management agreement between Frontier and The Small Capitalization Equity Portfolio. The newly approved agreement, which became effective with the closing of the AMG Transaction, is identical in all material respects to the agreement pursuant to which Frontier has served The Small Capitalization Equity Portfolio since the Portfolio's inception. The Trust has been assured by AMG and by Frontier that the AMG Transaction will not result in any change in personnel responsible for, or the manner in which, day-to-day investment decisions are made for the Portfolio.